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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 23, 2001
(Date of earliest event reported)

SICOR INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18549 (Commission File Number)	33-0176647 (IRS Employer Identification No.)

19 Hughes, Irvine, California 92618
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 455-4700

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

    Effective July 23, 2001, SICOR Inc. and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) ("Harris") and Computershare Investor Services, LLC ("Computershare"), amended ("Amendment No. 2") the Rights Agreement dated as of March 16, 1992, as amended by Amendment No. 1 dated as of November 12, 1996, between SICOR Inc. and Harris, as Rights Agent (the "Rights Agreement"). The following paragraphs summarize the principal amendments to the Rights Agreement as effectuated by Amendment No. 2. Capitalized terms not defined herein shall have the meanings as set forth in the Rights Agreement.

    1.  Harris was terminated as Rights Agent and Computershare was appointed as successor Rights Agent under the Rights Agreement effective as of June 1, 2001.

    2.  The definition of Acquiring Person was revised to exclude Rakepoll Finance N.V., a corporation organized under the laws of the Netherlands Antilles, or any Affiliate or Associate thereof, as a result of the execution of the Stock Purchase Agreement between Rakepoll Finance N.V., SICOR Inc. and the other parties listed on the signature pages thereto (the "Stock Purchase Agreement") or as a result of the consummation of any of the transactions contemplated by the Stock Purchase Agreement.

    3.  The definitions of Distribution Date and Stock Acquisition Date were revised to provide that in no event shall a Distribution Date or Stock Acquisition Date be deemed to occur as a result of the execution of the Stock Purchase Agreement or as a result of the consummation of any of the transactions contemplated by the Stock Purchase Agreement.

    4.  The Final Expiration Date was extended from March 16, 2002 to July 31, 2010.

ITEM 7. Financial Statements and Exhibits.

  (C)
  Exhibits.

  4.1
  Form of Rights Agreement dated as of March 16, 1992 between SICOR Inc. (f.k.a. Gensia Pharmaceuticals, Inc.) and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.), which includes as Exhibit B the form of Rights Certificate. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock or (ii) ten days after a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock (filed as Exhibit 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18549) and incorporated herein by reference).

  4.2
  Amendment No. 1 to Rights Agreement dated as of November 12, 1996, between SICOR Inc. and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (File No. 0-18549) and incorporated herein by reference).

  4.3
  Amendment No. 2 to Rights Agreement dated as of July 23, 2001, between SICOR Inc., Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) and Computershare Investor Services, LLC as successor Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (File No. 0-18549) and incorporated herein by reference).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated: July 25, 2001

SICOR INC.
By:	/s/ JOHN W. SAYWARD
John W. Sayward Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
4.1
Form of Rights Agreement dated as of March 16, 1992 between SICOR Inc. (f.k.a. Gensia Pharmaceuticals, Inc.) and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.), which includes as Exhibit B the form of Rights Certificate. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until the earlier of (i) a public announcement that a person or a group of affiliated or associated persons has acquired beneficial ownership of securities representing 15% or more of the outstanding common stock or (ii) ten days after a person or a group of affiliated or associated persons has commenced or announced an intent to commence a tender offer or exchange offer which, upon consummation thereof, would cause such person or group to own beneficially securities representing 15% or more of the outstanding common stock (filed as Exhibit 1 to the Company's Registration Statement on Form 8-A (SEC File No. 0-18549) and incorporated herein by reference).
4.2
Amendment No. 1 to Rights Agreement dated as of November 12, 1996, between SICOR Inc. and Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) as Rights Agent (filed as Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (File No. 0-18549) and incorporated herein by reference).
4.3
Amendment No. 2 to Rights Agreement dated as of July 23, 2001, between SICOR Inc., Harris Trust and Savings Bank (successor agent to Mellon Investor Services, which was successor agent to ChaseMellon Shareholder Services, L.L.C., which was successor agent to First Interstate Bank Ltd.) and Computershare Investor Services, LLC as successor Rights Agent (filed as Exhibit 4.3 to Amendment No. 1 to the Company's Registration Statement on Form 8-A (File No. 0-18549) and incorporated herein by reference).

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  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
  ITEM 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS